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Memo to All NWD Associates--sent via email

Good Afternoon,
We are close to the date of the fund shareholders meeting to approve the sale of
NWD  Investments  to NFS,  and I am asking  each of you to be aware of your fund holdings and to vote your shares as soon as  possible.  This applies not only to your shares but those held by friends and family.

If you need  help in  accessing  your  control  number(s),  and/or  the  website address,  and phone  numbers to use for  telephonic  or  internet-based  voting, please call Jolly Fulmor (XXX-XXX-XXXX), or Gwen Kohlenberg (XXX-XXX-XXXX).

Thanks in advance for your help.  Remember:  Every vote counts.

John

John H. Grady
President, NWD Investments
1200 River Road
Conshohocken, PA 19428
P: XXX XXX-XXXX
C: XXX XXX-XXXX
F: XXX XXX-XXXX
e: XXXXXXXX@nationwide.com
www.NWDInvestments.com